                                                                    EXHIBIT 23.9

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
UAB Omnitel

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                           /s/ KPMG Lietuva


Vilnius, Lithuania
September 14, 2000